Additional Cash Flow Information - Summary of Net Change in Non-cash Operating Working Capital (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Disclosure Of Information About Additional Cash Flow Information [Abstract]
Trade and other receivables	$ 224,121	$ (59,105)
Inventoried supplies	6,533	(1,498)
Prepaid expenses	(11,648)	9,924
Trade and other payables	(112,375)	(96,774)
Increase (decrease) in working capital	$ 106,631	$ (147,453)